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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               -----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 31, 2004


                                 CRDENTIA CORP.
                                 --------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                  000-31152                   76-0585701
          --------                  ---------                   ----------
(State or Other Jurisdiction of    (Commission               (I.R.S. Employer
       Incorporation)              File Number)           Identification Number)

                         14114 DALLAS PARKWAY, SUITE 600
                               DALLAS, TEXAS 75254
                               -------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 850-0780
                                 --------------
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

              On October 4, 2004, Crdentia Corp. (the "Company") filed a Certificate of Correction (the "Certificate of Correction") with the Secretary of State of the State of Delaware with respect to its Certificate of Designations, Preferences and Rights of Series C Preferred Stock, as filed with the Secretary of State of the State of Delaware on August 31, 2004. In connection with its filing of the Certificate of Correction, the Company hereby amends Item 3.02 of its report on Form 8-K filed on September 7, 2004 to correct the second paragraph as follows: "The holders of shares of the Company's Series C Convertible Preferred Stock will be entitled to receive a dividend on each of September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005 in an amount equal to 2.5 shares of Common Stock for each outstanding share of Series C Convertible Preferred Stock held by them." Except as set forth herein, no other changes are being made to the report on Form 8-K filed on September 7, 2004.

              A copy of the Certificate of Correction, as filed with the Secretary of State of the State of Delaware, is filed as Exhibit 4.1 to this report on Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------------------------------------------------
         4.1               Certificate of Correction




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CRDENTIA CORP.


October 18, 2004                             By: /s/ James D. Durham
                                                 -------------------------------
                                                 James D. Durham
                                                 Chief Executive Officer


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EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------
4.1               Certificate of Correction